Exhibit 10(y)(i)
                              RESCISSION AGREEMENT

         Agreement dated July 31, 1998 between Euroweb International Corp., a Delaware corporation (the"Company") and Eurus Capital Corporation, a Delaware corporation (the"Consultant").

                                   WITNESSETH

         WHEREAS, the parties hereto entered into an option agreement (the"Option Agreement") dated April 20, 1998 whereby the Company granted to the Consultant the right and option to purchase 300,000 shares of its Common Stock; and

         WHEREAS, the parties hereto desire to rescind the agreement ab initio;

         NOW, THEREFORE, the parties agree to rescind the Agreement ab initio.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                            EUROWEB INTERNATIONAL CORP.


                                            By:/S/FRANK R. COHEN
                                                ---------------------
                                            Frank R. Cohen, President


                                            EURUS CAPITAL CORPORATION


                                            By:/S/HENCY C. MALON
                                               ------------------------
                                               Henry C. Malon, Vice President